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                                                              Exhibit 10(f)

                                                        Contract No. 113419

             NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
  TRANSPORTATION RATE SCHEDULE FTS LN/NB AGREEMENT DATED January 15, 1998
           UNDER SUBPART G OF PART 284 OF THE FERC'S REGULATIONS

1.   SHIPPER is: THE PEOPLES GAS LIGHT AND COKE COMPANY, a LOCAL
     DISTRIBUTION COMPANY.

2.   (a)  MDQ totals: 90,000 MMBTU per day.

     (b)  Service option selected (check any or all):
           [X] LN          [  ] SW          IX] NB

3.   TERM: April 01, 1998 through March 31, 2000.

4.   Service will be ON BEHALF OF: IX ] Shipper or [  ] Other:.

5. The ULTIMATE END USERS are customers within any state in the continental U.S.; or (specify state)

     _____________________________________________________________

6. [ ] This Agreement supersedes and cancels a __________ Agreement dated _______

     [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID
     #.

     [X] Service and reservation charges commence the latter of:
          (a) April 01, 1998, and
          (b) the date capacity to provide the service hereunder is available on Natural's System.

     [  ] Other: __________________________________________________

7.            SHIPPER'S ADDRESSES     NATURAL'S ADDRESSES
                          General Correspondence:
THE PEOPLES GAS LIGHT AND COKE COMPANY  NATURAL GAS PIPELINE COMPANY OF
AMERICA
WILLIAM MORROW                       ATTENTION: GAS TRANSPORTATION SERVICES
130 E. RANDOLPH ST- 23RD FLOOR       3200 SOUTHWEST FREEWAY   77027-7523
CHICAGO, IL   60601-6207             P.O. BOX 283   77001-0283
                                     HOUSTON, TEXAS

             Statements/Invoices/Accounting Related Materials:
THE PEOPLES GAS LIGHT AND COKE COMPANY  NATURAL GAS PIPELINE COMPANY OF
AMERICA
PATRICIA GARCIA                       ATTENTION: ACCOUNT SERVICES
130 E. RANDOLPH ST- 23RD FLOOR        701 EAST 22ND STREET
CHICAGO, IL   60601-6207              LOMBARD, ILLINOIS   60148

                                    Payments:
                                    NATURAL GAS PIPELINE COMPANY OF AMERICA
                                    P.O. BOX 2910
                                    CAROL STREAM, ILLINOIS   60132-2910

                                     FOR WIRE TRANSFER OR ACH:
                                     DEPOSITORY INSTITUTION: CITIBANK N.A.
                                     ABA ROUTING #:   021000089
                                     ACCOUNT #:   4067-6195


8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. NATURAL
     AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT THE LAWS .OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.


AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA  THE PEOPLES GAS LIGHT AND COKE
COMPANY
"Natural"                                    "Shipper"

By:   /s Stephen G. Weiman                   By:   /s/ William E. Morrow

Name:      Stephen G. Weiman                 Name:      William E. Morrow

Title:     Senior Vice President             Title:    Vice President



113419


                                 EXHIBIT A
                          DATED: January 15, 1998
                      EFFECTIVE DATE: April 01, 1998

COMPANY: THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT: 113419

RECEIPT POINT/S

                          County/Parish         PIN               MDQ
 Name/Location                 Area     State   No.     Zone   (MMBtu/d)


PRIMARY RECEIPT POINT/S

1. NGCENRGY/NGPL MAUD MILLER  MILLER      AR    3844     08      90,000
   INTERCONNECT WITH NGC ENERGY ON TRANSPORTER'S
   MAUD LATERAL IN SEC. 33-T17S-R28W,
   MILLER COUNTY, ARKANSAS.


SECONDARY RECEIPT POINT/S

  All secondary receipt point, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

  Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure
(MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

  Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

  Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.

TRANSPORTATION OF LIQUIDS

  Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.







                                    A-1

                                 EXHIBIT B
                          DATED January 15, 1998
                      EFFECTIVE DATE: April 01, 1998

COMPANY: THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT: 113419

DELIVERY POINT/S

                              County/Parish         PIN              MDQ
 Name/Location                     Area    State    No.    Zone   (MMBtu/d)


PRIMARY DELIVERY POINT/S

1. NO SHORE/NGPL GRAYSLAKE LAKE    LAKE      IL      1      06     45,000
   INTERCONNECT WITH NORTH SHORE GAS
   COMPANY LOCATED IN SEC. 12-T44N-R10E,
   LAKE COUNTY, ILLINOIS.

2. PGLC/NGPL OAKTON STREET COOK    COOK      IL     4174    06     45,000
   INTERCONNECT WITH THE PEOPLES GAS
   LIGHT AND COKE COMPANY ON TRANSPORTER'S
   HOWARD STREET LINE IN SEC. 26-T41N-R13E,
   COOK COUNTY, ILLINOIS.



SECONDARY DELIVERY POINT/S

  All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

  Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.



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                                 EXHIBIT C
                          DATED January 15, 1998
                      EFFECTIVE DATE: April 01, 1998

COMPANY:  THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT:  113419

     Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

     A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

     A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C has throughput capacity rights.

     The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff


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                                 EXHIBIT C
                          DATED January 15, 1998
                      EFFECTIVE DATE: April 01, 1998

COMPANY: THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT: 113419

Segment     Upstream   Forward/Backward    Flow Through
Number      Segment  Haul (Contractual)      Capacity

  27           0               F               0

  28           27              F               90,000

  30           28              F               45,000

  39           40              F               45,000

  40           28              F               45,000







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                      EXHIBIT D - (NB Service Option)
                          DATED January 15, 1998
                      EFFECTIVE DATE: April 01, 1998

COMPANY:  THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT: 113419

FTS-NB DELIVERY POINT/S


                                                                      NB
                                                                   Service
                              County/Parish        PIN               MDQ
 Name/Location                     Area    State   No.     Zone    (MMBTU)

1. NO SHORE/NGPL GRAYSLAKE LAKE    LAKE      IL     1       06      45,000
   INTERCONNECT WITH NORTH SHORE GAS
   COMPANY LOCATED IN SEC. 12-T44N-R10E,
   LAKE COUNTY, ILLINOIS.

2. PGLC/NGPL OAKTON STREET COOK    COOK      IL    4174     06      45,000
   INTERCONNECT WITH THE PEOPLES GAS
   LIGHT AND COKE COMPANY ON TRANSPORTER'S
   HOWARD STREET LINE IN SEC. 26-T41N-R13E,
   COOK COUNTY, ILLINOIS.


NGPL STORAGE AGREEMENTS DEDICATED TO FTS-NB SERVICE:
113417



THIRD PARTY STORAGE PROVIDER/POINT NO.

                          County/Parish         PIN
 Name/Location                 Area     State   No.     Zone


SPSSO Agreement No.* (none)

*FTS-NB Service utilizing a Third Party Storage Point (as such term is defined in Natural's Tariff) is expressly contingent upon the continuing existence of a valid SPSSO Agreement and Operational Balancing Agreement at such point.






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